UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011

ECO VENTURES GROUP, INC.
(Exact name of registrant as specified in its charter) [FORMERLY MODERN RENEWABLE TECHNOLOGIES, INC.]

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7432 State Road 50, Suite 101 Groveland, FL		34736
Address of principal offices		Zip Code

Registrant’s telephone number including area code:  (352) 557-4830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following current report under Section 13 or 15(d)
of the Securities Exchange Act of 1934 is filed pursuant
to Rule 13a-ll or Rule 15d-11:

Item 7.01. Regulation FD Disclosure

Eco Ventures Group, Inc. (EVGI) announced on October 19, 2011 that it has signed a Mineral Exploitation Agreement with Broken Hills, LLC to recover the precious metals from certain mine claims in Nevada. The ore containing the precious metals will be concentrated on location using EVGI’s proprietary technology and then shipped to EVGI’s precious metal extraction facility in Groveland, Florida.  Based on land surveys, exploratory drilling and independent assays, the ore from the claims contain significant quantities of Gold, Platinum and Palladium.

The full text of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Press Release will also be posted in the Investor Relations section of our website (www.ecoventuresgroup.com) under News for a minimum period of 14 days following the date of release.

The full text of the Mineral Exploitation Agreement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Press Release will also be posted in the Investor Relations section of our website (www.ecoventuresgroup.com) under News for a minimum period of 14 days following the date of release.

Disclosure of forward-looking statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ materially from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about our company, the industry in which we operate, and beliefs and assumptions made by management. Words such as “expect(s),” “anticipate(s),” “intend(s),” “plan(s),” “believe(s),” “continue(s),” “seek(s),” “estimate(s),” “goal(s),” “target(s),” “forecast(s),” “project(s),” “predict(s),” “should,” “could,” “may,” “will continue,” “might,” “hope,” “can” and other words and terms of similar meaning or expression in connection with a discussion of future operating, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made.

Exhibit
Number	Description of Exhibit

99.1 99.2	Press Release Dated October 19, 2011 Mineral Exploitation Agreement

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 21, 2011

ECO VENTURES GROUP, INC.

By:/s/ RANDALL LANHAM
RANDALL LANHAM
President